Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events	SUBSEQUENT EVENTS
Planned Disposition of the Competitive Contracted Renewables Portfolio (Generation & Marketing Segment) (Applies to AEP)

In February 2022, AEP management announced the initiation of a process to sell all or a portion of AEP Renewables’ competitive contracted renewables portfolio within the Generation & Marketing segment.

As of December 31, 2022, the competitive contracted renewable portfolio assets totaled 1.4 gigawatts of generation resources representing consolidated solar and wind assets, with a net book value of $1.2 billion, and a 50% interest in four joint venture wind farms, totaling $247 million, accounted for as equity method investments.

In late January 2023, AEP received final bids from interested parties. In February 2023, AEP’s Board of Directors approved management’s plan to sell the competitive contracted renewables portfolio and AEP signed an agreement to sell the competitive contracted renewables portfolio to a nonaffiliated party for $1.5 billion including the assumption of project debt. As part of the sale agreement, AEP provided the acquirer an indemnification related to certain losses, not to exceed $70 million, which could result from one of the joint venture wind farm’s inability to meet certain minimum performance requirements.

The sale is subject to FERC approval, clearance from the Committee on Foreign Investment in the United States and approval under applicable competition laws. AEP expects to close on the sale in the second quarter of 2023 and receive cash proceeds, net of taxes, transaction fees and other customary closing adjustments, of approximately $1.2 billion.

Management concluded the consolidated assets within the competitive contracted renewables portfolio met the accounting requirements to be presented as Held for Sale in the first quarter of 2023 based on the receipt of final bids, Board of Director approval to consummate a sale transaction and the signing of the sale agreement. AEP anticipates recording an estimated pretax loss ranging from $175 million to $225 million ($100 million to $150 million after-tax), in the first quarter of 2023 as a result of reaching Held for Sale status. Management concluded the impact of any other than temporary decline in the fair value of the four joint venture wind farms was not material to AEP’s December 31, 2022 financial statements. Any changes to the book value or carrying value of these assets, or the anticipated sale price, could further reduce future net income and impact financial condition.

Goodwill	GOODWILL
The disclosure in this note applies to AEP only.

AEP’s carrying amount of goodwill for the years ended December 31, 2022 and 2021 by operating segment are as follows:

	Corporate and Other	Generation & Marketing	AEP Consolidated
	(in millions)
Balance as of December 31, 2020	$37.1	$15.4	$52.5
Impairment Losses	—	—	—
Balance as of December 31, 2021	37.1	15.4	52.5
Impairment Losses	—	—	—
Balance as of December 31, 2022	$37.1	$15.4	$52.5

In the fourth quarters of 2022 and 2021, annual impairment tests were performed.  The fair values of the reporting units with goodwill were estimated using cash flow projections and other market value indicators.  There were no goodwill impairment losses.  AEP does not have any accumulated impairment on existing goodwill.